AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 22, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 15, 2003

Commission file number: 1-07151

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

            On January 15, 2003, the Audit Committee of the Board of Directors of the Company notified Ernst & Young LLP  (“E&Y”) that the Company intends to engage E&Y as the Company’s independent auditors effective February 15, 2003, following the filing of the Company’s Form 10-Q for the fiscal quarter ended December 31, 2002.

The decision to change accountants was made by the Audit Committee of the Board of Directors of the Company.

During the Company’s two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed; regarding the type of audit opinion that might be rendered on the Company’s financial statements or regarding ‘disagreements’ (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or any ‘reportable events’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                THE CLOROX COMPANY

Date:  January 22, 2003                                                             By:  /s/ Peter D. Bewley

                                                                                                       Peter D. Bewley

                                                                                                       Senior Vice President – General Counsel

                                                                                                       and Secretary